Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstarct]
SUBSEQUENT EVENTS

23. SUBSEQUENT EVENTS

Subsequent to December 31, 2023, pursuant to the PPA (see Note 12), we paid $858,415 in cash and issued 721,093 ordinary shares. These transactions reduced the outstanding principal by $1,246,449, and interest of $177,566 and premiums of $74,995.

On February 22, 2024, our Compensation Committee approved the carve-out plan (the “COP”) of Mainz Biomed USA, Inc. (“Mainz USA”) and the Board of Directors of Mainz USA approved the COP. The purpose of the COP is to promote the interests of Mainz USA by providing a payment opportunity to individuals providing services to Mainz USA upon the consummation of a corporate transaction or series of transactions resulting in a change of control of Mainz USA or our Company (a “Change of Control” and the completion of a Change of Control, the “Closing”).

Payment under the COP is based principally upon the carve-out pool amount which is equal to 13% of the aggregate pre-tax consideration (cash and fair market value of any securities or other consideration) payable in connection with a Change of Control that would be legally available for payment or distribution to Mainz USA, our Company or their respective shareholders in connection with a Change of Control (the “Consideration”). The COP provides for a carve-out pool equal to 13% of the Consideration less the aggregate severance payments contractually owed to all COP participants who have been informed on or before the Closing that their employment with Mainz USA will terminate on or within three months after the Closing. The carve-out pool will be allocated and paid to participants in the COP based on the product of the participant’s applicable carve-out percentage as defined in the COP.

Under the COP, participants may receive transaction carve-out equal to the carve-out pool amount multiplied by each participant’s carve-out percentage specified in such participant’s participation acknowledgment less that participant’s equity offset, as defined under the COP. Subject to the terms of the COP, payments under the COP will generally be paid in the same form (or forms) as the consideration received by shareholder of our Company in respect of their Company equity securities due to the change of control.

In connection with the approval of the COP, the Compensation Committee also approved a noncompete agreement. Each service provider to Mainz USA designated to participate in the COP and who executes a participation acknowledgment is eligible for awards under the COP, provided that he or she (i) remains in continuous service as defined in the COP until the Closing, and (ii) if so required of the participant, entry into a noncompete agreement with Mainz USA as outlined in the COP, or (iii) is (a) not terminated from employment by Mainz USA for cause, or (b) terminated without cause within 90 days of the Closing.

The Compensation Committee also recommended and adopted awards under the COP to Guido Bächler, the Company’s Chief Executive Officer, with a carve-out percentage equal to 30% of the carve-out pool amount, and William Caragol, the Company’s Chief Financial Officer, with a carve-out percentage equal to 15% of the carve-out pool amount. Each award was made pursuant to a COP participation acknowledgement form. Future awards of carve-out percentages may be made at the discretion of our Compensation Committee.